UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2006

(Amending report originally dated September 29, 2006 and filed October 4, 2006)

ESSEX CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File No. 0-10772

Virginia	54-0846569
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID No.)

6708 Alexander Bell Drive Columbia, Maryland	21046-2306
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment to our Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 4, 2006 to amend Item 9.01 to include the required financial statements and pro forma financial information required by Item 9.01.

Except as noted herein, our Current Report on Form 8-K remains as originally filed with the Securities and Exchange Commission on October 4, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited Financial Statements of Adaptive Optics Associates, Inc. as of and for the year ended December 31, 2005 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 and Unaudited Pro Forma Balance Sheet as of September 30, 2006 is attached hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit Number	Description
1.1	Second Amendment to Amended and Restated Line of Credit Loan and Security Agreement, dated September 29, 2006, by and between Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, and Bank of America, N.A.+

1.2	Third Amendment to Amended and Restated Line of Credit Loan and Security Agreement, Joinder, Assumption and Ratification Agreement, dated October 1, 2006, by and among Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, Adaptive Optics Associates, Inc., and Bank of America, N.A.+

2.1	Stock Purchase Agreement by and among MTLG Investments Inc., Metrologic Instruments, Inc., Adaptive Optics Associates, Inc. and Essex Corporation, dated as of September 19, 2006. (incorporated by reference to Essex’s Current Report on Form 8-K filed on September 21, 2006).*+
23.1	Consent of Stegman & Company.

99.1	Press Release of the Corporation dated October 2, 2006.+

99.2	Audited Financial Statements of Adaptive Optics Associates, Inc. as of and for the year ended December 31, 2005.

99.3	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005, and Unaudited Pro Forma Balance Sheet as of September 30, 2006.

*	The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.
+	Previously filed as an exhibit to this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX CORPORATION

/s/ Lisa G. Jacobson
DATE: December 15, 2006	Lisa G. Jacobson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Second Amendment to Amended and Restated Line of Credit Loan and Security Agreement, dated September 29, 2006, by and between Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, and Bank of America, N.A.+

1.2	Third Amendment to Amended and Restated Line of Credit Loan and Security Agreement, Joinder, Assumption and Ratification Agreement, dated October 1, 2006, by and among Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, Adaptive Optics Associates, Inc., and Bank of America, N.A.+

2.1	Stock Purchase Agreement by and among MTLG Investments Inc., Metrologic Instruments, Inc., Adaptive Optics Associates, Inc. and Essex Corporation, dated as of September 19, 2006 (incorporated by reference to Essex’s Current Report on Form 8-K filed on September 21, 2006).*+

23.1	Consent of Stegman & Company.

99.1	Press Release of the Corporation dated October 2, 2006.+

99.2	Audited Financial Statements of Adaptive Optics Associates, Inc. as of and for the year ended December 31, 2005.

99.3	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005, and Unaudited Pro Forma Balance Sheet as of September 30, 2006.

*	The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.
+	Previously filed as an exhibit to this Form 8-K.